SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) January 5, 2006


                            ZENEX INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Oklahoma                000-24684                   73-1587867
----------------------------     ------------            -------------------
(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)            Identification No.)


                             14220 S. Meridian Ave.
                          Oklahoma City, Oklahoma        73173
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               (Address of principal executive offices) (Zip Code)

                                 (405) 692-2300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report

Item 8.01 Other Events.

     On January 5, 2006, Zenex International, Inc. (the "Company") issued a press release announcing the appointment of Reggie B. Cook to the position of Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                 Description
-----------                                 -----------

      99                   Press release dated January 5, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ZENEX INTERNATIONAL, INC.

                                              RON CARTE
                                              -------------------------------
                                              Ron Carte, President

January 5, 2006

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INDEX TO EXHIBITS

Exhibit
  No.           Description                     Method of Filing
-------         -----------                     ----------------

 99   Press release dated January 5, 2006       Filed herewith electronically